EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grandparents.com, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven E. Leber, Co-Chief Executive Officer, and Joseph Bernstein, Co-Chief Executive Officer, Chief Financial Officer and Treasurer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 19, 2013
/s/ Steven E. Leber
Steven E. Leber,
Co-Chief Executive Officer

/s/ Joseph Bernstein
Joseph Bernstein,
Co-Chief Executive Officer, Chief Financial Officer and Treasurer